ADVANCED SERIES TRUST
AST Franklin 85/15 Diversified Allocation Portfolio

Supplement dated January 24, 2023
to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) and the Summary Prospectus for the AST Franklin 85/15 Diversified Allocation Portfolio (the Portfolio or the Target Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of the Target Portfolio held on January 24, 2023, shareholders approved the reorganization (the Reorganization) of the Target Portfolio into the AST T. Rowe Price Growth Opportunities Portfolio (the Acquiring Portfolio), each a series of the Trust.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the Reorganization. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in the Reorganization will be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganization. It is expected that the Reorganization will be completed on or about February 27, 2023.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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